--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------


                                   FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: February 10, 2003
                       ---------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
                                 --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MetLife's Current Report on Form 8-K filed February 10, 2003 is hereby amended by adding the following items:

Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1 Press Release of MetLife, Inc., dated February 10, 2003.


Item 9.  Regulation FD Disclosure.

     On February 10, 2003, MetLife, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The text of this press release is furnished and not filed pursuant to Regulation FD. Due to an error by MetLife's financial printer/filing agent, a draft copy of this press release was inadvertently attached as Exhibit
99.1 to the Current Report on Form 8-K filed by MetLife on February 10, 2003. The five immaterial word changes between the draft and final form of the press release, which is attached hereto as Exhibit 99.1, are indicated in underlined block capital letters.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: February 11, 2003

                                EXHIBIT INDEX


Exhibit
Number          Exhibit
-------         -------

99.1            Press Release, dated February 10, 2003.